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                                 ACCESSOR FUNDS
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                       ACCESSOR U.S. GOVERNMENT MONEY FUND
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             SUPPLEMENT DATED OCTOBER 15, 2008 TO THE ADVISOR CLASS,
              INVESTOR CLASS, A & C CLASS, AND INSTITUTIONAL CLASS
                   PROSPECTUSES, EACH DATED SEPTEMBER 1, 2008

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THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. CAPITALIZED TERMS NOT DEFINED HEREIN SHOULD HAVE THE MEANING SET FORTH IN THE PROSPECTUS.

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                                     [LOGO]

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NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE
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The Board of Trustees of Forward Funds (the "Trust")  approved the participation by the Accessor U.S. Government Money Fund (the "Fund") in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program insures shares held by money market fund investors as of the close of business on September 19, 2008 against loss in the event that a money market fund liquidates its holdings and shareholders receive less than $1.00 per share. The guarantee is triggered if the money market fund's net asset value per share falls below $0.995. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate, and the Trust, in consultation with the Fund's investment advisor, Forward Management, LLC, views the liquidation of the Fund as unlikely. The Program covers shareholders of the Fund for amounts they held as of the close of business on September 19, 2008. New accounts opened since September 19, 2008 and any increase in the number of shares held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. If shares held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of the number of shares held by that shareholders as of September 19, 2008, or the number of shares held by that shareholder on the date the guarantee is called upon. If a shareholder closes their account after September 19, 2008, new investments by that shareholder in the Fund will not be guaranteed. Guarantee payments under the Program will not exceed the amount available to all participating money market funds within the U.S. Department of the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. Currently, ESF assets are approximately $50 billion.

The Program is designed to address temporary dislocations in the credit markets. The Program will operate through December 18, 2008. After the initial term, the Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect. If the Program is extended, the Fund will consider whether to participate, and there is no assurance that the Fund will continue to participate in the Program. Participation in any extensions of the Program will require an additional payment by the Fund. Additional information about the program is available on the U.S. Department of the Treasury's website at www.ustreas.gov.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
          ------------------------------------------------------------


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Supplement 2                                                         Page 1 of 1